Net Income Per Share	12 Months Ended
Dec. 31, 2025
Net Income Per Share
Net Income Per Share
20.	Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2023, 2024 and 2025:

	For the year ended December 31,
	2023	2024	2025
Numerator (RMB in thousands):
Net income attributable to the Company’s shareholders for basic net income per share calculation	29,416,552	29,697,609	33,759,800
Net income attributable to the Company’s shareholders for dilutive net income per share calculation	29,416,552	29,697,609	33,739,216

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,216,475	3,200,453	3,186,454
Dilutive effect of restricted share units	35,554	30,149	31,720
Weighted average number of ordinary shares outstanding, diluted	3,252,029	3,230,602	3,218,174
Net income per share, basic (RMB)	9.15	9.28	10.59
Net income per share, diluted (RMB)	9.05	9.19	10.48

Net income attributable to the Company’s shareholders for dilutive net income per share calculation is calculated as net income attributable to the Company’s shareholders for basic net income per share calculation minus the impact of subsidiaries’ diluted earnings. Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the year. For the years ended December 31, 2023, 2024 and 2025, RSUs that were anti-dilutive and excluded from the calculation of diluted net income per share totaled approximately 6.3 million shares, 15.3 million shares and 7.0 million shares, respectively.